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                                                                   Exhibit 10.16

                                 AMENDMENT NO. 8
                                       TO
          THE 1996 LONG TERM INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS
                                       OF
                           THE COOPER COMPANIES, INC.

     WHEREAS, The Cooper Companies, Inc. (the "Company") has adopted The 1996 Long Term Incentive Plan for Non-Employee Directors of The Cooper Companies, Inc. (the "Plan"); and

     WHEREAS, the Company effected a two-for-one stock split on November 25, 2002 which resulted in total stock option awards to the Non-Employee Directors of 30,000 shares and 32,500 in the case of the Vice-Chairman and Lead Director; and

     WHEREAS, after consideration and consultation with its independent consultant, the Organization and Compensation Committee has determined that Annual Stock Option Grants to the Non-Employee Directors should be modified; and

     WHEREAS, Section 11 of the Plan permits the Board of Directors of the Company to amend the Plan, subject to certain limitations; and

     WHEREAS, the Board of Directors of the Company desires to amend the Plan in certain respects as recommended by the Organization and Compensation Committee;

     NOW, THEREFORE Plan is hereby amended as follows:

     FIRST: The first two paragraphs of Section 7 of the Plan are hereby amended by deleting the numbers "30,000" and "32,500" wherever they appear and replacing them with "17,500" and "18,900" throughout.

     SECOND: The provisions of the first paragraph hereof shall be effective as of October 27, 2003;

     THIRD: The provisions of the first paragraph shall be understood to refer to award amounts adjusted to account for the above referenced two-for-one stock split;

     FOURTH: Except to the extent herein above set forth, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Amendment No. 8 to the Plan to be executed by a duly authorized officer of the Company as of October 27, 2003.

                                    THE COOPER COMPANIES, INC.


                                    By: /s/ Carol R. Kaufman
                                        ------------------------------------
                                        Carol R. Kaufman

                                    Title: Vice President of Legal Affairs,
                                           Secretary, and Chief Administrative
                                           Officer